EXHIBIT 99-1



               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report of California Amplifier, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Fred M. Sturm, President and Chief Executive Officer of the Company, and Richard K. Vitelle, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ Fred M. Sturm
                              -----------------------------
                               Fred M. Sturm
                               President and Chief Executive Officer



                                   /s/ Richard K. Vitelle
                              -----------------------------
                               Richard K. Vitelle
                               Vice President and Chief Financial Officer



December 20, 2002